INCOME TAXES	12 Months Ended
Dec. 31, 2022
Income Tax Disclosure [Abstract]
INCOME TAXES

11.INCOME TAXES

The components for loss before income taxes consisted of the following:

	Year ended December 31,
	2022	2021
United States	$(90,611)	$(38,396)
International	500	(186)
	$(90,111)	$(38,582)

The provision for (benefit from) income taxes consisted of the following:

	Year ended December 31,
	2022	2021
Current tax expense:
Federal	$—	$—
State	109	18
International	455	121
	564	139
Deferred
Federal	(11)	42
State	(195)	142
International	(231)	—
	(437)	184
Total provision (benefit) for income taxes	$127	$323

Components of the Company’s deferred income tax assets and liabilities are as follows:

	Year ended December 31,
	2022	2021
Net operating loss	$29,822	$32,329
Interest expense limitation	19,068	12,278
Deferred revenue	4,787	5,212
Accrual and reserves	2,033	3,232
Stock based compensation	1,251	—
Fixed assets	274	—
Capitalized research and development costs	4,380	—
Lease liability	627	—
Other	194	169
	62,436	53,220
Valuation allowance	(47,827)	(35,611)
Total deferred tax assets	14,609	17,609

Intangible assets	(14,314)	(16,533)
Fixed Assets	—	(1,588)
Right-of-use lease asset	(365)	—
Total deferred tax liabilities	(14,679)	(18,121)
Total net deferred tax liability	$(70)	$(512)

The provision for (benefit from) income taxes differ from the amounts computed by applying the U.S. federal income tax rate to income (loss) before income taxes for the following reasons:

	Year ended December 31,
	2022	2021
Federal tax at statutory rate	21.06%	21.00%
State, net of federal benefit	5.77	9.05
Stock-based compensation	(1.24)	—
Permanent differences	0.86	0.74
Prior year payable true ups	—	—
Adjustment to deferred through goodwill	—	—
Transaction costs	3.69	—
PPP loan forgiveness	0.60	—
Foreign rate differential	(0.08)	(0.23)
Change in valuation allowance	(13.56)	(31.29)
Sec. 162(m) net down	(16.73)	—
Other	(0.51)	(0.11)
Effective tax rate	(0.14)%	(0.84)%

As of December 31, 2022, the Company had net operating loss carryforwards for federal and state of approximately $100,951 and $122,647 respectively. As of December 31, 2021, the Company had net operating loss carryforwards for federal and state of approximately $108,530 and $141,368, respectively. The federal net operating losses will begin to expire in 2032, and state net operating losses begin to expire in 2027, if not utilized.

Utilization of the net operating loss carryforwards and credits may be subject to a substantial annual limitation due to the ownership change limitations provided in the Internal Revenue Code of 1986, as amended (“IRC”), and similar state provisions. Certain tax attributes of the Company were subject to an annual limitation as a result of the change of ownership of the Company in the year 2016 and the acquisition of a few subsidiaries, which constituted a change of ownership as defined under the Internal Revenue Code Section 382. As a result of the analysis, a net operating loss of $16,633 has been lost permanently and the related deferred tax asset has been written down.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state and local, jurisdictions, where applicable. Because the Company has net operating loss carryforwards, there are open statutes of limitations in which federal, state, and foreign taxing jurisdictions may examine the Company’s tax returns for all tax years from 2011 through the current period.

Realization of the future tax benefits of the Company’s net deferred tax assets is dependent on the Company’s ability to generate sufficient taxable income within the carryforward period. The Company has concluded, based on the weight of available evidence, that its net deferred tax assets will not be fully realized in the future, on a more likely than not basis. Accordingly, a valuation allowance of $47,827 and $35,611 has been established against the deferred tax assets as of December 31, 2022 and December 31, 2021, respectively. The net valuation allowance increased by $12,216 and $11,109 during the years ended December 31, 2022 and December 31, 2021, respectively. Management reevaluates the positive and negative factors at each reporting period. The Company has recognized deferred tax liability of $951 and $1,307 as of December 31, 2022 and December 31, 2021, respectively, on account of temporary differences arising out of goodwill amortizable for tax purposes. Such deferred tax liability may be offset to a certain extent against deferred tax assets created on indefinite-lived tax attributes i.e., IRC section 163(j) interest carryforward and net operating losses generated post-tax year 2017. The Company has not set off deferred tax liability on the goodwill of $307 and $512 against deferred tax assets since such liabilities cannot be used as a future source of taxable income for the years ended December 31, 2022 and December 31, 2021, respectively. Whereas, the Company has recognized a deferred tax asset of $237 in the foreign jurisdiction, as of December 31, 2022.

The Company has adopted the provisions of FASB’s Accounting Standard Codification Topic 740, Income Taxes, which provides guidance for accounting for uncertainty in tax positions and require that companies recognize a benefit from a tax position in their Consolidated financial statements only if it is more likely than not that the tax position will sustain, upon audit, based on the technical merits of the position. For tax positions that meet the recognition threshold, the Company would record the largest amount of the benefit that is greater than 50 percent likely of being realized upon effective settlement with the taxing authority. As of the years ended December 31, 2022 and December 31, 2021, the Company had no unrecognized tax benefits and does not anticipate any significant change to the unrecognized tax benefit balance. The Company would classify interest and penalties related to uncertain tax positions in income tax expense, if applicable. The Company has not provided for U.S federal income and foreign withholding taxes on undistributed earnings from non-U.S. operations as of December 31, 2022 because the Company intends to reinvest such earnings indefinitely outside of the United States.